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                                PROMISSORY NOTE


                                                                   July 15, 1998


          This Promissory Note is delivered by the Borrowers to the Guarantor pursuant to a Credit and Security Agreement between the Borrowers and the Guarantor dated July 15, 1998 (the "Security Agreement"), which sets forth the agreement of the parties thereto in connection with the partial guarantee by the Guarantor (the "Guarantee") of the Borrowers' obligations to HCFP Funding II, Inc. ("HCFP") under a Secured Bridge Note dated July 15, 1998 (the "Bridge Note").

          FOR VALUE RECEIVED, MHM Services, Inc., a Delaware corporation, MHM Correctional Services, Inc., a Delaware corporation, MHM Extended Care Services, Inc., a Delaware corporation, MHM of Colorado, Inc., a Delaware corporation, Oakview Limited Partnership, a Maryland limited partnership, and Columbia Health Associates Limited Partnership, a Maryland limited partnership (collectively, the "Borrowers") agree to repay to the order of Michael S. Pinkert (the "Guarantor"), upon demand, any and all payments made by Guarantor pursuant to the Guarantee, or pursuant to the letter of credit described in the Guarantee (the "Letter of Credit"), together with all fees, expenses, interest, and other payments of any kind whatsoever to which Guarantor is entitled under the Security Agreement. Any and all amounts due under this Promissory Note shall bear interest at the greater of the rate of 10% per annum or the interest rate in effect under the Bridge Note at the time of HCFP's first demand for payment under the Letter of Credit (or at the rate of 10% if no demand for payment has been made by HCFP under the Letter of Credit).

          Joint and Several Liability. The Borrowers are jointly and severally liable under this Promissory Note and each reference to "Borrowers" shall refer to all entities jointly and severally.

          Absolute Obligation. The Borrowers' obligations under this Promissory Note are absolute and unconditional and without right of offset or defense of any kind or nature (except for the defense of payment).

          Payments. All payments under this Promissory Note shall be made in lawful money of the United States of America at the address of the Guarantor stated in the Security Agreement, or at such other place as may be designated by the holder hereof in accordance with this Promissory Note.

          Partial Payments. Any Partial Payment made under this Promissory Note shall be applied first to interest due and payable and the balance, if any, shall be applied toward the reduction of the outstanding principal amount.

          Security Agreement. The performance of the Borrowers' obligations under this Promissory Note are secured in the manner set forth in the Security Agreement and by the collateral described in the Security Agreement. Nothing contained in this


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Promissory Note
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Promissory Note shall be deemed to diminish any rights of the Guarantor or any obligations of the Borrowers under the Security Agreement.

     Waiver by Borrowers. Borrowers hereby (a) waive all presentment, protest, notice of protest and notice of dishonor, and all other demands and notices in connection with the delivery, acceptance, performance, default or enforcement of this Promissory Note (except for the demand for payment by the holder), (b) assent to any extension or postponement of the time of payment or any other indulgence and/or to the addition or release of any party or party or entity primarily or secondarily liable, (c) waive any requirement of diligence or promptness on the part of the holder in the enforcement of rights under this Promissory Note, (d) waive all notices of every kind that may be required to be given by any statute or rule of law, (e) waive any valuation, stay, appraisement or redemption laws, and (f) waive any defense of any kind (other than payment) which Borrowers may now or hereafter have with respect to liability under this Promissory Note.

     Course of Dealing; Amendment. No course of dealing between the parties shall operate as a waiver of any of the parties' respective rights under this Promissory Note. No delay or omission on the part of the Guarantor or other holder in exercising any right under this Note shall operate as a waiver of such right or any other right hereunder. No amendment or waiver hereof shall be binding unless it is in writing and signed by the parties.

     Notices and Demands. The notice provisions of Section 5.5 of the Security Agreement shall apply to any notice or demand under this Promissory Note and such notice or demand shall be deemed delivered in accordance with such provisions. Notice or demand to MHM Services, Inc. shall be deemed to be notice or demand to all Borrowers.

     Costs. Borrowers agree to pay all reasonable expenses of the holder hereof (including reasonable attorney fees and expenses) in connection with the enforcement and/or collection of this Promissory Note.

     Assignability; Governing Law. This Promissory Note shall bind and inure to the benefit of the Borrowers and the Guarantor and their respective heirs, successors and assigns, including as such successors and assigns of the Guarantor any holder of this Promissory Note, provided that the obligations of the Borrowers hereunder may not be assigned except with the prior written consent of the holder hereof. This Promissory Note shall be governed by and construed in accordance with the laws (other than the conflict of laws rules) of the Commonwealth of Virginia. The word "holder" as used in this Promissory Note shall refer to the Guarantor and all assignees, endorsees or transferees of the Guarantor or of a subsequent holder.

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Promissory Note
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     IN WITNESS WHEREOF, the undersigned Borrowers have caused this promissory
Note to be executed as an agreement under seal by their duly authorized officers or partners as of the date first written above.

                                             BORROWERS:

ATTEST:                                      MHM SERVICES, INC.

By:                                          By:       [SIG]
   -------------------------------              -------------------------------
Name:                                        Name:
Title:                                       Title: Vice President



ATTEST:                                      MHM CORRECTIONAL SERVICES, INC.

By:                                          By:         [SIG]
    -------------------------------             -------------------------------
Name:                                        Name:
Title:                                       Title: Asst. Sec.



ATTEST:                                      MHM OF COLORADO, INC.

By:                                          By:          [SIG]
   -------------------------------             -------------------------------
Name:                                        Name:
Title:                                       Title: Asst. Sec.




ATTEST:                                      MHM EXTENDED CARE SERVICES, INC.

By:                                          By:           [SIG]
   -------------------------------              -------------------------------
Name:                                        Name:
Title:                                       Title: Asst. Sec.
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     ATTEST:                                 OAKVIEW LIMITED PARTNERSHIP
                                             By: MHM Services, Inc.,
                                                  Its General Partner


     By:                                     By:      [SIG]
       ________________________                   ________________________
     Name:                                   Name:
     Title:                                  Title: Vice President





     ATTEST:                                 COLUMBIA HEALTH ASSOCIATES
                                             LIMITED PARTNERSHIP
                                             By: MHM Services, Inc.,

                                             Its General Partner


     By:                                     By:         [SIG]
       _____________________                    __________________________
     Name:                                   Name:
     Title:                                  Title: Vice President